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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 23, 2002

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                          1-2299               34-0117420
              ----                          ------               ----------
(State or Other Jurisdiction of        (Commission File       (I.R.S. Employer
Incorporation or Organization)              Number)          Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         ---------

         Exhibit No. 99.1     Statement Under Oath of Principal Executive
                              Officer Regarding Facts and Circumstances
                              Relating to Exchange Act Filings.

         Exhibit No. 99.2     Statement Under Oath of Principal Financial
                              Officer Regarding Facts and Circumstances
                              Relating to Exchange Act Filings.


ITEM 9. REGULATION FD

                  On September 23, 2002, David L. Pugh, the registrant's Chairman & Chief Executive Officer (Principal Executive Officer), and John R. Whitten, the registrant's Vice President-Chief Financial Officer & Treasurer (Principal Financial Officer), submitted to the Securities and Exchange Commission the sworn statements required by the Commission's Order No. 4-460. Copies of the sworn statements are attached as Exhibits 99.1 and 99.2.


                                 SIGNATURE
                                 ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                       (Registrant)


                                       By: /s/ Fred D. Bauer
                                           -----------------------------------
                                                Fred D. Bauer
                                                Vice President-General Counsel
                                                         & Secretary

Date: September 23, 2002


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                               EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------


    99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to
               Exchange Act Filings.

    99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to
               Exchange Act Filings.